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                                                                   EXHIBIT 10.83


                     AMENDMENT TO NOTE PURCHASE AGREEMENT

     This Amendment to Note Purchase Agreement is made as of this 27 day of December, 1996 by and among Santa Fe Gaming Corporation, a Nevada corporation formerly known as Sahara Gaming Corporation ("SFG"), Sahara Las Vegas Corp., a Nevada corporation ("Company"), and SunAmerica Life Insurance Company, an Arizona corporation ("SunAmerica"), and any other person or persons party hereto from time to time after the date hereof as a holder (individually, including SunAmerica, a "Holder" and collectively, "Holders"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Note Purchase Agreement (as defined below).

                                   RECITALS

     SFG, Company and Holders are parties to that certain Note Purchase Agreement dated as of January 16, 1996 (the "Note Purchase Agreement") pursuant to which Company issued and sold to SunAmerica $20 million in principal amount of Company's 12% Notes due December 15, 1999 (the "Notes"), SFG guarantied the Notes and the other Obligations and Company granted to Collateral Agent on behalf of the Holders a first priority security interest in certain of Company's properties to secure its Obligations.

     Company, SFG and Holders desire to amend the Note Purchase Agreement as set forth below.

     Accordingly, in consideration of the premises and the agreements, provisions and covenants contained herein and in the Note Purchase Agreement, SFG, Company and Holders agree as follows:

     1.  Amendment of Section 2.5C(i).  Section 2.5C(i) is hereby amended to
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read in full as follows:

          "(i)  Scheduled Redemption.  Company will redeem $500,000 in principal
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     amount of Notes on June 30, 1997, $500,000 in principal amount of Notes on
     December 31, 1997 and $500,000 in principal amount of Notes on December 31, 1998, together in each case with accrued interest thereon to such date, at a redemption price equal to 100% of the principal amount so redeemed, plus accrued and unpaid interest thereon to the redemption date."

     2.  Amendment to Section 2.5C(v).  The phrase "the fiscal quarter ending on
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December 31, 1996" in the second line of Section 2.5C(v) is hereby deleted and replaced with the phrase "the fiscal quarter ending on June 30, 1997."

     3.  Representation.  SFG and Company represent and warrant that no Event of
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Default or Potential Event of Default has occurred and is continuing under the
Note Purchase Agreement or any other Basic Document; provided, however, that neither SFG nor Company
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makes any representation or warranty with respect to any Event of Default or
Potential Event of Default arising under Section 7.11 of the Note Purchase Agreement.

     4.  Counterparts.  This Amendment may be executed in any number of
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counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages maybe detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     5.  Applicable Laws.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
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CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF
NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     6.  Effectiveness.  This Amendment shall become effective upon the
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execution of a counterpart hereof by each of the parties hereto.  Except as amended hereby, the Note Purchase Agreement shall remain in full force and effect, and nothing herein shall constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of Collateral Agent or any Holder under the Note Purchase Agreement or any other Basic Document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Note Purchase Agreement as of the date first above written.

                                    SANTA FE GAMING CORPORATION, a
                                     Nevada corporation

                                    By:  /s/ THOMAS K. LAND
                                         -------------------------------


                                    Its:     SVP & CFO
                                         -------------------------------

                                    SAHARA LAS VEGAS CORP., a Nevada
                                    corporation

                                    By:  /s/ THOMAS K. LAND
                                         -------------------------------


                                    Its:     SVP & CFO
                                         -------------------------------


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                                    SUNAMERICA LIFE INSURANCE
                                     COMPANY, an Arizona corporation

                                    By:  /s/ PETER MCMILLIAN
                                         --------------------------------


                                    Its:     Director
                                         --------------------------------

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